RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

28.	RELATED PARTY TRANSACTIONS

a) Transactions with Golar Partners and subsidiaries:

Income (expenses):

(in thousands of $)	2018	2017	2016
Management and administrative services revenue (i)	9,809	7,762	4,251
Ship management fees revenue (ii)	5,200	5,903	6,466
Charterhire expenses (iii)	—	(17,423)	(28,368)
Interest expense on short-term credit facility (iv)	—	—	(122)
Share options expense recharge (vi)	—	228	181
Interest expense on deposits payable (vii)	(4,779)	(4,622)	(1,967)
Total	10,230	(8,152)	(19,559)

Receivables (payables): The balances with Golar Partners and subsidiaries as of December 31, 2018 and 2017 consisted of the following:

(in thousands of $)	2018	2017
Trading balances owed from/ (to) Golar Partners and subsidiaries (iv)	4,091	(4,144)
Methane Princess lease security deposit movements (v)	(2,835)	(3,464)
Deposit payable (vii)	—	(177,247)
Total	1,256	(184,855)

(i) Management and administrative services agreement - On March 30, 2011, Golar Partners entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to Golar Partners certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. Golar Partners may terminate the agreement by providing 120 days written notice.

(ii) Ship management fees - Golar and certain of its affiliates charge ship management fees to Golar Partners for the provision of technical and commercial management of Golar Partners' vessels. Each of Golar Partners’ vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by Golar Management. Golar Partners may terminate these agreements by providing 30 days written notice.

(iii) Charterhire expenses - This consists of the charterhire expenses that we incurred for the charter back from Golar Partners of the Golar Grand in 2015, 2016 and 2017. On November 1, 2017, the Golar Grand guarantee concluded.

In connection with the sale of the Golar Grand to Golar Partners in November 2012, we issued an option where, in the event that the charterer did not renew or extend its charter for the Golar Grand beyond February 2015, the Partnership had the option to require us to charter the vessel through to October 2017. In February 2015, the option was exercised. Accordingly, we recognized charterhire costs of $17.4 million and $28.4 million for the year ended December 31, 2017 and 2016, respectively, in relation to the Golar Grand.

The above disclosure excludes the net effect of the non-cash credit of $5.1 million and $6.1 million for the year ended December 31, 2017 and 2016, respectively. This relates to the Golar Grand guarantee obligation, which includes recognition of a loss on remeasurement in 2017, less amortization of the guarantee obligation. The Golar Grand guarantee concluded on November 2017.

(iv) Trading balances - Receivables and payables with Golar Partners and its subsidiaries are comprised primarily of unpaid management fees and expenses for management, advisory and administrative services and may include working capital adjustments in respect of disposals to the Partnership, as well as charterhire expenses. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances owing to or due from Golar Partners and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of Golar Partners, including ship management and administrative service fees due to us. In January 2016, we received funding from Golar Partners in the amount of $30 million for a fixed period of 60 days. Golar Partners charged interest on this balance at a rate of LIBOR plus 5.0%.

(v) Methane Princess lease security deposit movements - This represents net advances from Golar Partners since its IPO, which correspond with the net release of funds from the security deposits held relating to a lease for the Methane Princess. This is in connection with the Methane Princess tax lease indemnity provided to Golar Partners under the Omnibus Agreement. Accordingly, these amounts will be settled as part of the eventual termination of the Methane Princess lease.

(vi) Share options expense - This relates to a recharge of share option expense to Golar Partners in relation to share options in Golar granted to certain of Golar Partners' directors, officers and employees.

(vii) Interest expense on deposits payable

Expense under Tundra Letter Agreement - In May 2016, we completed the Golar Tundra Sale and received a total cash consideration of $107.2 million. We agreed to pay Golar Partners a daily fee plus operating expenses for the right to use the Golar Tundra from the date the Golar Tundra Sale was closed, until the date that the vessel would commence operations under the Golar Tundra Time Charter. In return, Golar Partners agreed to remit to us any hire income received with respect to the Golar Tundra during that period. It was further agreed that, if for any reason the Golar Tundra Time Charter had not commenced by the 12 month anniversary of the closing of the Golar Tundra Sale, Golar Partners had the right to require that we repurchase the shares of Tundra Corp at a price equal to the purchase price. Accordingly, by virtue of the put option, we continued to consolidate the Golar Tundra for the periods whilst the put option remained in place, thus we have accounted for $nil, $2.2 million and $2.0 million as interest expense for the year ended December 31, 2018, 2017 and 2016, respectively.

Deferred purchase price - In May 2017, the Golar Tundra had not commenced her charter and, accordingly, Golar Partners elected to exercise the Tundra Put Right to require us to repurchase Tundra Corp at a price equal to the original purchase price. In connection with Golar Partners exercising the Tundra Put Right, we and Golar Partners entered into an agreement pursuant to which we agreed to purchase Tundra Corp from Golar Partners on the date of the closing of the Tundra Put Sale (the "Put Sale Closing Date") in return we will be required to pay an amount equal to $107.2 million (the "Deferred Purchase Price") plus an additional amount equal to 5% per annum of the Deferred Purchase Price (the "Additional Amount"). The Deferred Purchase Price and the Additional Amount shall be due and payable by us on the earlier of (a) the date of the closing of the Hilli Disposal (see below) and (b) March 31, 2018. We agreed to accept the Deferred Purchase Price and the Additional Amount in lieu of a cash receipt on the Put Sale Closing Date in return we have provided Golar Partners with an option (which Golar Partners have exercised) to purchase an interest in Hilli Corp. We have accounted for $2.9 million and $1.1 million as interest expense for the year ended December 31, 2018, and 2017, respectively, in relation to the Deferred Purchase Price.

Deposit received from Golar Partners - On August 15, 2017, we entered into a purchase and sale agreement (the "Hilli Sale Agreement") with Golar Partners for the disposal (the "Hilli Disposal") from Golar and affiliates of Keppel and Black & Veatch of common units (the "Disposal Interests") in Golar Hilli LLC. On the closing date of the Hilli Disposal, Golar Hilli LLC will indirectly (via its wholly-owned subsidiary) be the disponent owner of the Hilli. The Disposal Interests represent the equivalent of 50% of the two liquefaction trains, out of a total of four, that are contracted to the Perenco and SNH under an eight-year LTA. The sale price for the Disposal Interests is $658 million less 50% of the net lease obligations under the financing facility for the Hilli (the "Hilli Facility"), on closing date, plus post-closing purchase price adjustments. Concurrently with the execution of the Hilli Sale Agreement, we received a further $70 million deposit from Golar Partners, upon which we pay interest at a rate of 5% per annum. We have accounted for $1.9 million and $1.3 million as interest expense for the year ended December 31, 2018, and 2017, respectively, in relation to the $70 million deposit from Golar Partners.

On July 12, 2018, we concluded the Hilli Disposal with Golar Partners, accordingly we applied the Deferred Purchase Price as well as the deposit received from Golar Partners against the disposal.

Other transactions:

Golar Partners distributions to us - Golar Partners has declared and paid quarterly distributions totaling $48.4 million, $52.3 million, and $54.7 million to us for each of the years ended December 31, 2018, 2017 and 2016, respectively.

During the year ended December 31, 2018, Hilli LLC had declared quarterly distributions totaling $5.6 million in respect of the Hilli Common Units owned by Golar Partners. As of December 31, 2018, we have a dividend payable of $3.6 million to Golar Partners.

Exchange of Incentive Distribution Rights - Pursuant to the terms of an Exchange Agreement (the “Exchange Agreement”) by and between Golar and Golar Partners we exchanged all of our incentive distribution rights in the Partnership (“Old IDRs”) in October 2016. Under the terms of an Exchange Agreement, the first target distribution was met in November 2017, accordingly, Golar Partners issued 50% of the Earn-Out Units (374,295 common units and 7,639 general partner units) under the Exchange Agreement (see note 16).

Indemnifications and guarantees:

a) Tax lease indemnifications: Under the Omnibus Agreement, we have agreed to indemnify Golar Partners in the event of any tax liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess leasing arrangement and the termination thereof.

In addition, to the extent Golar Partners incurs any liabilities as a consequence of a successful challenge by the UK Tax Authorities with regard to the initial tax basis of the transactions relating to any of the UK tax leases or in relation to the lease restructuring terminations in 2010, we have agreed to indemnify Golar Partners.

The maximum possible amount in respect of the tax lease indemnification is not known as the determination of this amount is dependent on our intention of terminating this lease and the various market factors present at the point of termination. As of December 31, 2018, we recognized a liability of $11.5 million (2017: $11.5 million) in respect of the tax lease indemnification to Golar Partners representing the fair value at deconsolidation in December 2012.

b) Performance guarantees: We issued performance guarantees to third party charterers in connection with the Time Charter Party agreements entered into with the vessel operating entities who are now subsidiaries of Golar Partners. These performance guarantees relate to the Golar Freeze, the Methane Princess and the Golar Winter. The maximum potential exposure in respect of the performance guarantees issued by the Company is not known as these matters cannot be absolutely determined. The likelihood of triggering the performance guarantees is remote based on the past performance of both our and Golar Partners' combined fleets.

c) Disposal of Golar Eskimo and Golar Igloo: Under the Purchase, Sale and Contribution Agreements entered into between Golar Partners and us on December 15, 2014 and December 5, 2013 in relation to the Golar Eskimo and the Golar Igloo, respectively, Golar has agreed to indemnify Golar Partners against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to Golar Partners to the extent arising prior to the time they were sold and to the extent that Golar Partners notify us within five years of the date of the agreements.

d) Golar Tundra financing related guarantees: In November 2015, we sold the Golar Tundra to a subsidiary of CMBL (see note 5) and subsequently leased back the vessel under a bareboat charter (the “Tundra Lease”). In connection with the Tundra Lease, we are a party to a guarantee in favor of Tundra SPV, pursuant to which, in the event that Tundra Corp (our subsidiary) is in default of its obligations under the Tundra Lease, we, as the primary guarantor, will settle any liabilities due within five business days. In addition, Golar Partners has also provided a further guarantee, pursuant to which, in the event we are unable to satisfy our obligations as the primary guarantor, Tundra SPV may recover this from Golar Partners, as the deficiency guarantor. Under a separate side agreement, we have agreed to indemnify Golar Partners for any costs incurred in its capacity as the deficiency guarantor.

e) Hilli cost indemnification: We (as one of the Sellers) have agreed to indemnify Golar Partners for certain costs incurred in Hilli operations until August 14, 2025, when these costs exceed a contractual ceiling, capped at $20 million. Costs indemnified include vessel operating expenses, taxes, maintenance expenses, employee compensation and benefits, and capital expenditures. See note 6.

Omnibus Agreement

In connection with the IPO of Golar Partners, we entered into an Omnibus Agreement with Golar Partners governing, among other things, when we and Golar Partners may compete against each other as well as rights of first offer on certain FSRUs and LNG carriers. Under the Omnibus Agreement, Golar Partners and its subsidiaries agreed to grant a right of first offer on any proposed sale, transfer or other disposition of any vessel it may own. Likewise, we agreed to grant a similar right of first offer to Golar Partners for any vessel under a charter for five or more years that we may own. These rights of first offer will not apply to a (a) sale, transfer or other disposition of vessels between any affiliated subsidiaries, or pursuant to the terms of any current or future charter or other agreement with a charter party or (b) merger with or into, or sale of substantially all of the assets to, an unaffiliated third-party. In addition, the Omnibus Agreement provides for certain indemnities to Golar Partners in connection with the assets transferred from us.

b) Transactions with Golar Power and affiliates:

Net revenues: The transactions with Golar Power and its affiliates for the twelve months ended December 31, 2018, 2017 and 2016 consisted of the following:

(in thousands of $)	2018	2017	2016
Management and administrative services revenue	6,167	5,711	1,965
Ship management fees income	1,400	824	335
Debt guarantee compensation (i)	861	775	488
Other	(247)	135	—
Total	8,181	7,445	2,788

Payables: The balances with Golar Power and its affiliates as of December 31, 2018 and 2017 consisted of the following:

(in thousands of $)	2018	2017
Trading balances due to Golar Power and affiliates (ii)	(5,417)	(935)
Total	(5,417)	(935)

(i) Debt guarantee compensation - In connection with the closing of the Golar Power and Stonepeak transaction, Golar Power entered into agreements to compensate Golar in relation to certain debt guarantees (as further described under the subheading "Guarantees and other") relating to Golar Power and subsidiaries. This compensation amounted to an aggregate of $0.9 million and $0.8 million income for the year ended December 31, 2018 and 2017, respectively.

(ii) Trading balances - Receivables and payables with Golar Power and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances owing to or due from Golar Power and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business.

Guarantees and other:

a) Debt guarantees - The debt guarantees on the Golar Penguin and the Golar Celsius were previously issued by Golar to third party banks in respect of certain secured debt facilities relating to Golar Power and subsidiaries. As described in (i) above we receive compensation from Golar Power in relation to the provision of the guarantees. In addition, a debt guarantee was provided on the newbuild Golar Nanook. The liability which is recorded in "Other non-current liabilities" is being amortized over the remaining term of the respective debt facilities with the credit being recognized in "Other financial items". As of December 31, 2018 and 2017, the Company guaranteed $393.5 million and $182.3 million, respectively of Golar Power's gross long-term debt obligations. The debt facilities are secured against specific vessels.

b) Shipyard guarantee - In connection with the newbuilding contract for the construction of a FSRU, we provided a guarantee to cover the remaining milestone payments due to the shipyard. Pursuant to the formation of Golar Power and closing of the Stonepeak transaction, Golar Power's subsidiary, entered into a counter guarantee with us to indemnify us in the event we are required to pay out any monies due under the shipyard guarantee. The shipyard guarantee expired on September 27, 2018 as a result of final milestone payments made by Golar Power to the yard.

c) Transactions with OneLNG and subsidiaries:

Net revenues: The transactions with OneLNG and its subsidiaries for the year ended December 31, 2018 and 2017 consisted of the following:

(in thousands of $)	2018	2017	2016
Management and administrative services revenue	1,399	6,463	586

Receivables: The balances with OneLNG and its subsidiaries as of December 31, 2018 and 2017 consisted of the following:

(in thousands of $)	2018	2017
Trading balances due from OneLNG (i)	8,169	7,898

(i) Trading balances - Receivables and payables with One LNG and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances owing to or due from OneLNG are unsecured, interest-free and intended to be settled in the ordinary course of business.

Subsequent to the decision to dissolve OneLNG, we have written off $12.7 million of the trading balance with OneLNG to 'Other operating income' in our Consolidated statements of income as we deem it to be no longer recoverable. The trade receivables of $8.2 million is net of this provision. In addition to the OneLNG trading balance write-off recognized in 'Other operating income', we had an additional write-off of $1.3 million of capitalised conversion costs in relation to the Gandria.

d) Transaction with other related parties:

Net revenues (expenses): The transactions with other related parties for the years ended December 31, 2018, 2017 and 2016 consisted of the following:

(in thousands of $)	2018	2017	2016
The Cool Pool (i)	151,152	59,838	32,254
Magni Partners (ii)	(375)	(260)	(4,282)
Total	150,777	59,578	27,972

Receivables (Payables): The balances with other related parties as of December 31, 2018 and 2017 consisted of the following:

(in thousands of $)	2018	2017
The Cool Pool (i)	43,985	14,004
Magni Partners (ii)	(8)	6
Total	43,977	14,010

(i) The Cool Pool - For the year ended December 31, 2018 we recognized net income of $151.2 million from our participation in the Cool Pool. Trade accounts receivable includes amounts due from the Cool Pool, amounting to $44.0 million as of December 31, 2018 (December 31, 2017: $14.0 million).

The table below summarizes our net earnings (impacting each line item in our consolidated statement of operations) generated from our participation in the Cool Pool:

(in thousands of $)	2018	2017	2016
Time and voyage charter revenues	177,139	77,975	37,345
Time charter revenues - collaborative arrangement	73,931	28,327	13,730
Voyage, charterhire expenses and commission expenses	(16,717)	(7,683)	(7,681)
Voyage, charterhire and commission expenses - collaborative arrangement	(83,201)	(38,781)	(11,140)
Net income from the Cool Pool	151,152	59,838	32,254

(ii) Magni Partners - Tor Olav Trøim is the founder of, and partner in, Magni Partners Limited, a privately held UK company, and is the ultimate beneficial owner of the company. Pursuant to an agreement between Magni Partners Limited and a Golar subsidiary, for the year ended December 31, 2018 and 2017, Golar was recharged $0.4 million and $0.3 million, respectively, for services provided on behalf of our affiliates. In December 31, 2016, Golar was recharged $3.9 million (this includes $3.0 million in relation to the transaction with Golar Power, which has been recorded as part of the loss on disposal of Golar Power in the income statement) for advisory services from a partner and director of Magni Partners Limited, other than Mr Trøim. In addition, for the year ended December 31, 2018 and 2017 Golar was recharged $0.04 million and $0.3 million, respectively, for travel relating to certain board members. Furthermore, for the year ended December 31, 2017 Golar was recharged $0.3 million for other travel and out of pocket expenses. All charges have been recharged to Golar at cost.